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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 3, 1998


                                  Echlin Inc.
    ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Connecticut                   1-4651                 06-0330448
  --------------------------     --------------------     --------------------
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


            100 Double Beach Road
         Branford, Connecticut 06405                       06405
--------------------------------------------        ------------------
   (Address of Principal Executive Offices)              (Zip Code)


                                 (203) 481-5751
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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               ITEM 5. Other Events.

               The Board of Directors of Echlin Inc. ("Echlin"), a Connecticut corporation, has adopted certain amendments (the "Amendments") to the Rights Agreement dated as of June 21, 1989 between Echlin and BankBoston, N.A., as amended, in furtherance of actions taken by the Board of Directors in connection with transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") dated as of May 3, 1998 among Echlin, Dana Corporation ("Dana"), a Virginia corporation, and Echo Acquisition Corp., a Connecticut corporation and wholly-owned subsidiary of Dana, and to assure the successful completion of the transactions contemplated by the Merger Agreement. Such amendments include the change in the definition of Acquiring Person, which is now defined as the beneficial owner of 9.9% or more of the outstanding shares of Common Stock, par value $1.00 per share, of Echlin.

               A copy of the Amendments are attached hereto as Exhibits 4.1 and 4.2. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

               ITEM 7(c).  Exhibits.

               Exhibit 4.1 Amendment to Rights Agreement dated as of May 3,
                           1998 between Echlin Inc. and BankBoston, N.A.

               Exhibit 4.2 Amendment to Rights Agreement dated as of May 6,
                           1998 between Echlin Inc. and BankBoston, N.A.



                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        ECHLIN INC.


Dated: May 7, 1998      By: /s/     Jon P. Leckerling
                        -----------------------------------------
                            Name:  Jon P. Leckerling
                            Title: Senior Vice President,
                                   General Counsel and Corporate
                                   Secretary


                               INDEX TO EXHIBITS

                                                              Sequential
Exhibit No.                     Description                    Page No.
-----------                 --------------------              ----------
Exhibit 4.1        Amendment to Rights Agreement dated as         1
                   of May 3, 1998 between Echlin Inc. and
                   BankBoston, N.A.

Exhibit 4.2        Amendment to Rights Agreement dated as         7
                   of May 6, 1998 between Echlin Inc. and
                   BankBoston, N.A.
